                                                                    Exhibit 99.5


- --------------------------------------------------------------------------------
PRESENTATION TO


BUCKEYE

REGARDING FINAL PROPOSALS




October 28, 1995

TABLE OF CONTENTS
- --------------------------------------------------------------------------------

       1.  Executive Summary


       2.  Review of Final Offers


       3.  Buckeye Cable Valuation


       4.  Overview of Patriot and Liberty


       5.  Pro Forma Analysis of New Buckeye


       6.  Comparison of Selected Cable Companies





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
- --------------------------------------------------------------------------------

                                EXECUTIVE SUMMARY

- --------------------------------------------------------------------------------

EXECUTIVE SUMMARY
- --------------------------------------------------------------------------------
Summary of Final Proposals


                  STATED VALUE   ADJUSTED VALUE                                 VALUE PROTECTION
    COMPANY          ($MM)           ($MM)              SECURITY                   MECHANISM                 LIQUIDITY ASSESSMENT
- ----------------  ------------   --------------   ----------------------    --------------------------     -------------------------

Liberty Company     $1,575.0        $1,603.3      Class A Special Common    - 15%/15% Nominal              - Actively Traded
                                                  Stock ("K Stock")           Collar, Based on $20.075
                                                                              Stock Price

                                                                            - 9%/24% Adjusted
                                                                              Collar, Assuming
                                                                              $18.625 Stock Price

                                                                            - $500MM Share Buyback
                                                                              Program


Patriot Company     $1,627.5        $1,627.5      Class A Common Stock      -  25%/25% Nominal             - No Current Active
                                                                               Collar, Based on $20          Public Market
                                                                               Stock Price

                                                                            -  20%/33% Adjusted            - Filed IPO Prospectus
                                                                               Collar, Assuming $18.77
                                                                               Stock Price                 - Potential for Adequate
                                                                                                             Float Over Time


Frontier Company    $1,360.0        $1,360.0      Series A Frontier Group   -  10%/20% Collar              - Actively Traded, Highly
                                                  Common and Programming                                     Liquid Security
                                                  Tracking Stock




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                                       1

EXECUTIVE SUMMARY
- --------------------------------------------------------------------------------
Adjusted Values of Final Proposals
(Dollars in Thousands Except Share Prices)



                                ADJUSTMENTS
                       ------------------------------                                              ASSUMED
             STATED        NEGATIVE        CAPITAL          PRE- COLLAR         COLLAR             MIDPOINT             CURRENT
 BIDDER      VALUE     WORKING CAPITAL   EXPENDITURES     ADJUSTED VALUE     LOW      HIGH         VARIANCE           VARIANCE (a)
- --------   ---------   ---------------   ------------    ----------------   ---------------    ----------------    ----------------
                                                                                                    $20.00              $18.77
Patriot    1,627,500              0             0 (b)       $1,627,500      15.00     25.00     75%        125%     80%        133%

                                                                                                    $20.08              $18.63
Liberty    1,575,000        (14,904)       43,221 (b)        1,603,317      17.06     23.09     85%        115%      9%        24%

                                                                                                    $18.05
Frontier   1,360,000              0             0            1,360,000      16.25     21.66     90%        120%


(a) For Patriot, based on Merrill Lynch midpoint public valuation. For Liberty, based on closing price as of October 27, 1995.
(b) For Patriot and Liberty, based on $70 million in total capex and $43 million in upgrade capex.

EXECUTIVE SUMMARY
- --------------------------------------------------------------------------------
Overview of Final Proposals


CHART 1: VALUATION OF FINAL PROPOSALS
($ in millions)

Bar graph:
Frontier (1):   $1,360.0
Liberty:        $1,603.3
Patriot:        $1,627.5

Note: (1) Includes est. valuation of HG-TV contract.



CHART 2: % OF COMBINED COMPANY OWNED
Bar graph:
Frontier:
        Economic:       10.2%
        Voting:          5.2%

Liberty(1):
        Economic:       23.8%
        Voting:          0.0%

Patriot(2):
        Economic:       32.2%
        Voting:          3.9%

Notes: (1) Fully diluted. Assumes repurchase; 22.2% and 0% if no repurchase. Assuming closing stock price of $18.625 on October 27, 1995 and a repurchase, result is 25.3% and 0.0%.
       (2) Assumes no IPO; 30.3% and 3.9% if IPO.




CHART 3: CURRENT STOCK PRICE % DISCOUNT FROM BREAK-UP

Bar graph:
Frontier (1) - Public:  (10.5)%
             - Private: (43.3)%

Liberty      - Public:  (23.7)%
             - Private: (43.3)%

Note: (1) Excludes Programming Co.



CHART 4: ADJ. MARKET CAP/96E OCF

Bar graph:
Frontier:       8.2x
Liberty (1):    6.7x
Patriot (2):    9.3x

Notes:  (1) Cable only.
        (2) Patriot based on midpoint of public market valuation.




CHART 5: MARKET CAPITALIZATION AND MARKET VALUE
($ in Millions)

Bar graph:
Frontier:
        Market Cap:     $27,772
        Market Value:   $12,080

Liberty:
        Market Cap:     $11,294
        Market Value:   $ 5,219

Patriot (1):
        Market Cap:     $ 8,726
        Market Value:   $ 3,432

Note: (1) Patriot based on midpoint of public market valuation. Assumes no IPO; if IPO then market value equals $3,740.



CHART 6: OFFER AS A % OF CURRENT PUBLIC FLOAT
Bar graph:
Frontier:       14.0%
Liberty:        31.4%
Patriot:          NA

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                                       3

EXECUTIVE SUMMARY
- --------------------------------------------------------------------------------
Pro Forma Buckeye and Potential Buyers



CHART 1: CURRENT SUBSCRIBERS (a)
(in Thousands)
Bar graph:
Frontier:               13,292.6
Buckeye portion:           792.6

Liberty:                 4,099.6
Buckeye portion:           792.6

Patriot:                 4,909.6
Buckeye portion:           792.6




CHART 2: 1996E OPERATING CASH FLOW (a)
($ in millions)
Bar graph:
Frontier:               $2,775.2
Buckeye portion:        $  142.4

Liberty:                $1,344.6
Buckeye portion:        $  142.4

Patriot:                $  993.7
Buckeye portion:        $  142.4

Note: (a) Includes Rifkin properties.



CHART 3: MARKET VALUE (b)
($ in millions)
Bar graph
Frontier:
        Total                   $13,445.7
        Insider Holdings:       $ 2,352.1
        Public:                 $ 9,727.6
        Buckeye portion:        $ 1,366.0

Liberty:
        Repurchase:
        Total:                  $ 6,206.5
        Insider Holdings:       $   476.8
        Public:                 $ 4,242.2
        Buckeye portion:        $ 1,487.5

        No Repurchase:
        Total:                  $ 6,706.5
        Insider Holdings:       $   476.8
        Public:                 $ 4,742.2
        Buckeye portion:        $ 1,487.5

Patriot:
        No IPO:
        Total:                  $4,748.2
        Insider Holdings:       $2,515.0
        Other Holders:          $  705.7
        Buckeye Portion:        $1,527.5

        IPO:
        Total:                  $5,033.2
        Insider Holdings:       $2,478.4
        Other Holders:          $1,028.7
        Buckeye Portion:        $1,526.1



CHART 4: MARKET CAP. (b)
($ in millions)

Bar graph
Frontier:
        Total:                  $29,137.7
        Buckeye Portion:        $ 1,366.0

Liberty:
        Repurchase:
        Total:                  $13,281.4
        Buckeye Portion:        $ 1,487.5

        No Repurchase:
        Total:                  $13,281.4
        Buckeye Portion:        $ 1,487.5

Patriot:
        No IPO:
        Total:                  $10,353.6
        Buckeye Portion:        $ 1,527.5

        IPO:
        Total:                  $10,377.2
        Buckeye Portion:        $ 1,526.1

Note (a) Includes Rifkin properties.
     (b) Insider holdings for each Company indicated by light colored box at top of each bar.

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                                       4

EXECUTIVE SUMMARY
- -------------------------------------------------------------------------
Overview of Final Proposals


CASH FLOW/SHARE AND CREDIT ANALYSIS


                                                                                               Credit Statistics
                                                   Cash Flow Per Share        ---------------------------------------------------
                                 Final             Accretion/(Dilution)           Status Quo '96              Pro Forma '96
                               Proposal(a)        ---------------------       ----------------------      -----------------------
Acquiror                     ($ in Millions)       1996E         1997E        Leverage      Coverage      Leverage       Coverage
- --------                     ---------------      ---------------------       --------      --------      --------       --------
Liberty
     Repurchase                 $1,603             (6.5%)        (5.4%)         5.04x         2.40x         4.81x          2.49x
     No Repurchase              $1,603             (7.7%)        (7.3%)         5.04x         2.40x         4.42x          2.73x


Frontier                        $1,360             (2.7%)        (2.8%)         5.71x         2.08x         5.37x          2.20x

Patriot
     No IPO                     $1,627.5          (13.5%)       (10.3%)         6.27x         1.87x         5.26x          2.22x
     IPO                        $1,627.5          (10.4%)        (8.5%)         5.92x         1.98x         4.95x          2.35x

- ---------------------
(a) Includes value for Rifkin properties.

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                                       5

EXECUTIVE SUMMARY
- ----------------------------------------------------------------------
Overview of Final Proposals


   PRO FORMA PUBLIC AND PRIVATE MARKET VALUE ACCRETION/(DILUTION) ANALYSIS (a)


                                                        LIBERTY                FRONTIER              PATRIOT
                                            ------------------------------     --------       ---------------------
                                            Repurchase       No Repurchase                     IPO           No IPO
                                            ----------       -------------                    ------         ------
Public Market Value/Share                     $24.40             $24.40          $18.94       $18.77          $19.03
Pro Forma Public Market Value/Share            22.96              22.64           18.81        17.60           17.86
% Accretion/(Dilution)                        (5.9%)             (7.2%)          (0.7%)       (6.2%)          (6.1%)

Private Market Value/Share                    $32.85             $32.85          $29.89       $27.47          $28.60
Pro Forma Private Market Value/Share          $31.09              30.16           32.19        24.81           25.62
% Accretion/(Dilution)                        (5.4%)             (8.2%)            7.7%       (9.7%)         (10.4%)

- ------------------
(a) Represents dilution to market value of issuing shares to Buckeye. Based on midpoint of estimate ranges.


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                                       6

EXECUTIVE SUMMARY
- -------------------------------------------------------------------------------
Pro Forma Public and Private Market Value Per Share Ranges

                                           Liberty                  Frontier                Patriot(a)
                                           -------                  --------                ----------
                                                      No                                               No
                                  Repurchase      Repurchase                             IPO           IPO
                                  ----------      ----------                           -------       -------
Pro Forma Public Market Value

Low                                 $20.74          $20.58          $17.73              $16.45        $16.62

High                                 25.19           24.70           19.88               18.75         19.10

Midpoint                             22.96           22.64           18.81               17.60         17.86


Pro Forma Private Market Value

Low                                 $26.73          $26.13          $28.22              $20.99        $21.51

High                                 35.44           34.19           36.16               28.63         29.73

Midpoint                             31.09           30.16           32.19               24.81         25.62

- -----------------
(a) Assumes Buckeye cable properties do not command the same premium multiple as Patriot.

EXECUTIVE SUMMARY
- ----------------------------------------------------------------------------
Comparison of Pro Forma Asset Value Composition

Pie Charts:

Frontier(1):
        Domestic Cable (3):                     $26.8 billion; 87.2%
        International Cable/Programming:        $2.5 billion; 8.1%
        Other:                                  $1.3 billion; 4.3%

Liberty:
        Domestic Cable(3)                       $8.7 billion; 60.3%
        International Cable/Programming:        $0.2 billion; 1.2%
        Domestic Programming:                   $3.2 billion; 21.8%
        Cellular:                               $2.2 billion; 15.3%
        Other:                                  $0.2 billion; 1.4%

Patriot:
        Domestic Cable(3):                      $9.4 billion; 93.5%
        International Cable/Programming:        $0.4 billion; 3.8%
        Domestic Programming:                   $0.3 billion; 2.6%
        Other:                                  $12.4 million; 0.1%


Table:
Frontier:
        Current Stock Price: (2)                $16.95
        Public Midpoint Value per Share:        $18.81

Liberty:
        Current Stock Price: (2)                $18.625
        Public Midpoint Value per Share:
                No Repurchase:                  $22.64
                Repurchase:                     $22.96

Patriot:
        Current Stock Price: (2)                NA
        Public Midpoint Value per Share:
                No IPO:                         $17.86
                IPO:                            $17.60



- ------------------------
Notes: (1) Pro forma for Programming Company spin-off.
       (2) Represents weighted average stock price to reflect multiple classes of publicly traded stock.
       (3) Includes non-consolidated cable investments and PrimeStar investment.

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                                       8

EXECUTIVE SUMMARY
- --------------------------------------------------------------------------------
Buckeye Standalone (a)/Pro Forma Analysis
($ in millions)

                                                  Actual                 1996E
                                               Subscribers   1996E     Operating  After-tax
                         Own                     (000s)     Revenues   Cash Flow  Cash Flow
            ---------------------------------  -----------  --------  ----------  ---------
Standalone  100% of Buckeye Cable                792.6       $318.3    $142.4       $107.7
  (Has)

Pro Forma   10.2% of Frontier                  1,349.6        648.8     281.7        165.0
 (Gets)

            With Repurchase: 23.8% of Liberty    980.3      1,020.9     321.6        179.4
            No Repurchase: 22.2% of Liberty      911.7        949.4     299.0        177.3

            No IPO: 32.2% of Patriot           1,579.4        736.3     319.7        160.9
            IPO: 30.3% of Patriot              1,488.6        694.0     301.3        159.3

- ---------------
(a) Includes Rifkin properties.

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                                       9

EXECUTIVE SUMMARY
- --------------------------------------------------------------------------------
Final Bidders


                                LONGMONT, CO
                         --------------------------
                         BUCKEYE SUBS        37,988
                         Frontier Subs(1)   450,000

                         (1) Represents Denver ADI. Longmont is
                             40 miles north of Denver.


     SACRAMENTO, CA                               ELIZABETH, KY
- ------------------------                    ---------------------------
BUCKEYE SUBS     231,287                    BUCKEYE SUBS         43,093
Patriot Subs     106,500                    Patriot Subs(1)      61,335
Frontier Subs     53,000
                                            (1) Represents Southern,
                                                Illinois systems.



                           [MAP OF THE UNITED STATES]


                                                   BLUEFIELD, WV
                                            ---------------------------
                                            BUCKEYE SUBS         54,951
                                            Patriot Subs(1)     161,000

                                            (1) Representing the Richmond
                                                VA area
         NORTHERN CALIFORNIA
- ------------------------------------
Frontier Subs(c)           1,120,000
Frontier/Lenfest Subs        115,000
Frontier/Intermedia Subs      95,000               KNOXVILLE, TN
Patriot Subs                  36,549         -----------------------------
                                             BUCKEYE SUBS(1)       140,539
                                             Frontier Subs(a)      120,000
                                             Liberty Subs(b)         9,005

                                             (1) Pro forma for Rifkin
      CHATTANOOGA, TN                            properties
- ---------------------------
BUCKEYE SUBS        111,895
Frontier Subs(a)    196,000



                         ROME, GA
                ---------------------------
                BUCKEYE SUBS         49,496



                                        ATLANTA, GA
                                ---------------------------
                                BUCKEYE SUBS         74,067
                                Frontier Subs        72,000



                                            LAKE COUNTY, FL
                                      ---------------------------
                                      BUCKEYE SUBS         49,323
                                      Patriot Subs(1)     578,475
                                      Liberty Subs(2)      84,667
                                      Frontier Subs(3)     78,000

                                      (1) Patriot Holdings in Southern Florida
                                      (2) Represents Tampa/St. Petersburg
                                      (3) Represents Orlando ADI.




Sources: Public documents and releases, Paul Kagan Associates,
         Merrill Lynch estimates.
(a) Includes Viacom subscribers in Nashville, TN.
(b) Includes Memphis, TN.
(c) Includes Viacom and Chronicle subscribers.

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                                       10

- --------------------------------------------------------------------------------

                             REVIEW OF FINAL OFFERS

- --------------------------------------------------------------------------------

REVIEW OF FINAL OFFERS
- --------------------------------------------------------------------------------
Analysis of Value Protection Mechanisms


                        Collar                 Current                          Current
                ----------------------          Stock           Execution       Value
Bidders         Downside        Upside          Price             Price         of Bid
- -------         --------        ------         -------          ---------       -------
Liberty           15.0%          15.0%          18.63             20.08         1,603.3

Patriot           25.0%          25.0%          18.77(a)          20.00         1,627.5




                                                Aggregate/Per Buckeye Share
                             Value Sensitivity to Stock Price Change Based on Current Trading Price of:
               -------------------------------------------------------------------------------------------------------
Bidders         30%       25%       20%       15%       10%       -5%       -10%      -15%      -20%     -25%     -30%
- -------         ---       ---       ---       ---       ---       ---       ----      ----      ----     ----     ----

Liberty        78.2      13.5       0.0        0.0      0.0        0.0      (28.3)    (115.8)   (203.3)   (290.8)  (378.3)
               0.97      0.17      0.00       0.00     0.00       0.00      (0.35)     (1.44)    (2.53)    (3.62)   (4.71)

Patriot         0.0       0.0       0.0        0.0      0.0        0.0        0.0        0.0       0.0    (100.1)  (201.9)
               0.00      0.00      0.00       0.00     0.00       0.00       0.00       0.00      0.00     (1.25)   (2.52)



                                                                             Aggregate/Per Buckeye Share
                                                                 Value Sensitivity to Cable Multiple Contraction of:
                                                ---------------------------------------------------------------------------------
Bidders                                         0.50x          1.00x          1.50x          2.00x          2.50x          3.00x
- -------                                         -----          -----          -----          -----          -----          -----
Liberty (Assumes Repurchase)                     0.0           (77.5)        (189.6)        (301.7)        (413.8)        (526.0)
Liberty Pro Forma Share Price Differential      0.00           (0.97)         (2.36)         (3.76)         (5.16)         (6.55)


Patriot                                          0.0             0.0         (107.3)        (279.4)        (451.5)        (623.6)
Patriot Pro Forma Share Price Differential      0.00            0.00          (1.34)         (3.48)         (5.62)         (7.77)


- ---------------
(a) Based on estimated public market value

REVIEW OF FINAL OFFERS
- -------------------------------------------------------------------------------
Liberty Value Protection Mechanism

        .  Protects value Buckeye shareholders receive for cable properties
        . Protects against changes in Liberty's stock price from signing to closing (up to one year)
        . Downside protection achieved by giving up some upside potential in Liberty's stock


   EXAMPLE . Initial Buckeye Cable Value = $1,603.3 million ("Initial Value") . Initial Liberty Stock Price = $20.075
            .  Initial Number of Liberty Shares Issued: 80.2 million
            .  Number of Liberty Shares Issued
               >  69.7 million If Liberty Share Price >$23.09
               >  69.7 million to 93.9 million If Liberty Share Price Is
                  Between $17.06 and $23.09
               >  93.9 million If Liberty Share Price <$17.06
            . Buckeye May Terminate Agreement If Liberty Share Price <$17.06 (>15% Decline) Unless Liberty Agrees to Deliver Sufficient Shares to Protect Initial Value.


                                    [GRAPH]

Graph depicts data in table from next page under the caption "Liberty Does Not Exercise Option, Buckeye Can Terminate" and under the column headings" Trading Price of Liberty", "Shares" and "Value".


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                                       12

REVIEW OF FINAL OFFERS
- -------------------------------------------------------------------------------
Liberty Offer ($ in millions)


Liberty Offer           $1,603.3        Old Liberty Shares      280.9
Low Protection Range          15%       Repurchase Amount        26.8
High                          15%       Shares                  254.0
Based on                $  20.08
Low                     $  17.06
High                    $  23.09



                Liberty Does Not Exercise        Liberty Exercises Option
               Option, Buckeye Can Terminate     Buckeye Cannot Terminate
               -----------------------------    -------------------------
Trading Price                    Buckeye                         Buckeye
 of Liberty     Shares  Value   Ownership       Shares  Value   Ownership
- --------------  ------  -----   ---------       ------  -----   ---------

$12.00          93.959  $1,127.5   27.0%        133.608  $1,603.3  34.5%
$13.00          93.959   1,221.5   27.0%        123.330   1,603.3  32.7%
$14.00          93.959   1,315.4   27.0%        114.521   1,603.3  31.1%
$15.00          93.959   1,409.4   27.0%        106.886   1,603.3  29.6%
$16.00          93.959   1,503.3   27.0%        100.206   1,603.3  28.3%
$17.00          93.959   1,597.3   27.0%         94.312   1,603.3  27.0%
$17.06          93.959   1,603.3   27.0%         93.959   1,603.3  27.0%
$18.00          89.072   1,603.3   26.0%         89.072   1,603.3  26.0%
$19.00          84.384   1,603.3   24.9%         84.384   1,603.3  24.9%
$20.00          80.165   1,603.3   24.0%         80.165   1,603.3  24.0%
$20.08          79.865   1,603.3   23.9%         79.865   1,603.3  23.9%
$21.00          76.347   1,603.3   23.1%         76.347   1,603.3  23.1%
$22.00          72.877   1,603.3   22.3%         72.877   1,603.3  22.3%
$23.00          69.709   1,603.3   21.5%         69.709   1,603.3  21.5%
$23.09          69.448   1,603.3   21.5%         69.448   1,603.3  21.5%
$24.00          69.448   1,666.8   21.5%         69.448   1,666.8  21.5%
$25.00          69.448   1,736.2   21.5%         69.448   1,736.2  21.5%
$26.00          69.448   1,805.7   21.5%         69.448   1,805.7  21.5%

REVIEW OF FINAL OFFERS
- --------------------------------------------------------------------
Patriot Offer ($ in millions)

Patriot Offer              $1,627.5
Value Protection Range          25%
Based on                     $20.00
Low                          $15.00
High                         $25.00
Old Patriot Shares            180.3
IPO Shares                     18.9
Shares                        199.3


                           Patriot Does Not Exercise
                         Option, Buckeye Can Terminate
- ------------------------------------------------------------------------
                                                                 Implied
Trading Price                                    Buckeye        Pro Forma
  of Patriot    Shares           Value          Ownership       Multiple
- -------------   ------          --------        ---------       ---------
    $12.00      108.500         $1,302.0           35.3%           8.1x
    $13.00      108.500          1,410.5           35.3%           8.4x
    $14.00      108.500          1,519.0           35.3%           8.7x
    $15.00      108.500          1,627.5           35.3%           9.0x
    $16.00      101.719          1,627.5           33.8%           9.2x
    $17.00       95.735          1,627.5           32.5%           9.4x
    $18.00       90.417          1,627.5           31.2%           9.6x
    $19.00       85.658          1,627.5           30.1%           9.8x
    $20.00       81.375          1,627.5           29.0%          10.0x
    $21.00       77.500          1,627.5           28.0%          10.2x
    $22.00       73.977          1,627.5           27.1%          10.4x
    $23.00       70.761          1,627.5           26.2%          10.6x
    $24.00       67.813          1,627.5           25.4%          10.8x
    $25.00       65.100          1,627.5           24.6%          11.0x
    $26.00       65.100          1,692.6           24.6%          11.3x
    $27.00       65.100          1,757.7           24.6%          11.6x
    $28.00       65.100          1,822.8           24.6%          11.8x
    $29.00       65.100          1,887.9           24.6%          12.1x
    $30.00       65.100          1,953.0           24.6%          12.4x



                            Patriot Exercises Option
                            Buckeye Cannot Terminate
- ------------------------------------------------------------------------
                                                                 Implied
Trading Price                                    Buckeye        Pro Forma
  of Patriot    Shares           Value          Ownership       Multiple
- -------------   ------          --------        ---------       ---------
    $12.00      135.625         $1,627.5           40.5%           8.4x
    $13.00      125.192          1,627.5           38.6%           8.6x
    $14.00      116.250          1,627.5           36.8%           8.8x
    $15.00      108.500          1,627.5           35.3%           9.0x
    $16.00      101.719          1,627.5           33.8%           9.2x
    $17.00       95.735          1,627.5           32.5%           9.4x
    $18.00       90.417          1,627.5           31.2%           9.6x
    $19.00       85.658          1,627.5           30.1%           9.8x
    $20.00       81.375          1,627.5           29.0%          10.0x
    $21.00       77.500          1,627.5           28.0%          10.2x
    $22.00       73.977          1,627.5           27.1%          10.4x
    $23.00       70.761          1,627.5           26.2%          10.6x
    $24.00       67.813          1,627.5           25.4%          10.8x
    $25.00       65.100          1,627.5           24.6%          11.0x
    $26.00       65.100          1,692.6           24.6%          11.3x
    $27.00       65.100          1,757.7           24.6%          11.6x
    $28.00       65.100          1,822.8           24.6%          11.8x
    $29.00       65.100          1,887.9           24.6%          12.1x
    $30.00       65.100          1,953.0           24.6%          12.4x

- --------------------------------------------------------------------------------

                            BUCKEYE CABLE VALUATION

- --------------------------------------------------------------------------------

BUCKEYE CABLE VALUATION
- --------------------------------------------------------------------------------
Analysis of Selected Cable Television Acquisitions and Final Proposals

Transaction Value to EBITDA Multiple

Bar Graph:

Target:                      Acquiror:                   Multiple:
- -------                      ---------                   ---------
Viacom                       TCI/InterMedia              15.1x
Sammons                      Lenfest/TKR                 10.1x
Sammons                      Marcus Cable                9.8x
Cablevision Industries       Time Warner                 10.8x
Houston Industries           Time Warner                 9.8x
Cablevision of Chicago       Continental                 13.0x
Gaylord                      Kelso/Charter               10.0x
Providence Journal           Continental                 10.4x
ML Media                     Century                     11.0x
Summit                       Time Warner                 10.4x
TeleCable                    Tele-Communications, Inc.   11.9x
Wometco Cable                U.S. West                   11.1x
Crown Media                  Charter                     10.0x
Crown Media of Wisconsin     Marcus Cable                11.4x
Maclean Hunter               Comcast                     11.5x
Times Mirror                 Cox                         11.2x
McDonald Group               Charter                     10.3x

Lines Across Bar Graph:
Liberty                                                  12.8x
Patriot                                                  12.9x
Frontier                                                 10.8x

Note: Multiple for Final Proposals reflect adjusted values of offers





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                                       15

BUCKEYE CABLE VALUATION
- --------------------------------------------------------------------------------
Pricing Matrix ($ Millions)


                                      OPERATING CASH FLOW                             SUBSCRIBERS
                   -----------------------------------------------------------    --------------------
                                          ANNUALIZED    ANNUALIZED                JUNE 30,    YEAR-END
      VALUE          LTM        1995(1)     2H1995       4Q1995(2)     1996(1)     1995        1995(1)
    ---------      ------      --------     ------       ---------     -------    --------     -------
                   $109.9       $125.7      $126.6         $128.7      $142.4      750.4         798.0

      $1,300        11.8x        10.3x       10.3x          10.1x        9.1x     $1,732        $1,629
      $1,350        12.3x        10.7x       10.7x          10.5x        9.5x     $1,799        $1,692
      $1,400        12.7x        11.1x       11.1x          10.9x        9.8x     $1,866        $1,754
      $1,450        13.2x        11.5x       11.5x          11.3x       10.2x     $1,932        $1,817
      $1,500        13.7x        11.9x       11.8x          11.7x       10.5x     $1,999        $1,880
      $1,550        14.1x        12.3x       12.2x          12.0x       10.9x     $2,066        $1,942
      $1,600        14.6x        12.7x       12.6x          12.4x       11.2x     $2,132        $2,005
      $1,650        15.0x        13.1x       13.0x          12.8x       11.6x     $2,199        $2,068


Notes:   (1)  Pro forma for Rifkin properties.
         (2) Includes an estimate for Rifkin properties' 4Q1995 operating cash flow.

BUCKEYE CABLE VALUATION (a)
- --------------------------------------------------------------------------------
Valuation Analysis


Bar Graph:                                                            Multiples of:
                                                           -----------------------------------
                                                           1995 E              Subscribers
Methodology:                      (Dollars in Millions)    EBITDA: $125.7      (000): 784.5
Public Comparables Analysis:         $1,024 - $1,087        8.2x - 8.7x        $1,359 - $1,442
Acqusition Comparables Analysis:     $1,279 - $1,405       10.2x - 11.2x       $1,696 - $1,863
DCF Analysis:                        $1,435 - $1,630       10.0x - 11.4x       $1,830 - $2,075
Potential Value to Third Party:      $1,385 - $1,630        9.7x - 11.4x       $1,765 - $2,075

Lines Across Bar Graph:
Final Proposal Range:
$1,628: Patriot
$1,603: Liberty
$1,360: Frontier


(a) Includes Rifkin properties.

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                                       17

BUCKEYE CABLE VALUATION
- --------------------------------------------------------------------------------
Breakup Value By System - Stand Alone Value - Private


           1995 STATISTICS ($ IN THOUSANDS, EXCEPT FOR PER SUB VALUES)

                                       Employee      Programming      Other       Operating
    Cluster             Revenues  -     Costs    -      Costs     -   Costs   =   Cash Flow         Multiples
- -----------------       --------       --------      -----------      -----       ---------       -------------

Sacramento, CA          $ 94,938       $14,831         $26,978       $15,833       $ 37,295       10.5x - 11.5x

Chattanooga, TN           41,419         5,756          10,304         6,785         18,574       10.5x - 11.5x

Knoxville, TN             39,675         5,059           8,890         6,750         18,976       10.5x - 11.5x

Mid Tennessee             11,969         1,402           2,389         1,953          6,225       9.5x - 10.5x

Atlanta, GA               25,991         3,947           5,876         5,290         10,878       10.0x - 11.0x

Bluefield, WV             16,563         2,932           3,828         3,023          6,779       9.0x - 10.0x

Lake County, FL           17,035         2,628           3,458         2,924          8,025       10.0x - 11.0x

Rome, GA                  17,023         2,801           3,722         2,911          7,588       10.0x - 11.0x

Elizabethtown, KY         12,661         1,855           2,846         2,480          5,481       9.0x - 10.0x

Longmont, CO              13,316         2,030           3,529         1,903          5,854       10.0x - 11.0x
                        --------       -------         -------       -------       --------

TOTAL                   $290,590       $43,241         $71,821       $49,851       $125,677       10.2X -11.2X


                               Stand Alone                     Stand Alone
    Cluster                       Value                    Value Per Subscriber
- -----------------      ---------------------------       ------------------------

Sacramento, CA         $  391,602   -   $  428,898       $1,715.5   -    $1,878.9

Chattanooga, TN           195,029   -      213,603        1,744.0   -     1,910.1

Knoxville, TN             199,248   -      218,224        1,866.3   -     2,044.0

Mid Tennessee              59,389   -       65,614        1,845.0         2,038.3

Atlanta, GA               108,784   -      119,663        1,494.4   -     1,643.8

Bluefield, WV              61,015   -       67,795        1,116.4   -     1,240.5

Lake County, FL            80,251   -       88,276        1,554.3   -     1,709.7

Rome, GA                   75,884   -       83,472        1,563.2   -     1,719.5

Elizabethtown, KY          49,326   -       54,806        1,160.2   -     1,289.1

Longmont, CO               58,544   -       64,398        1,583.6   -     1,741.9
                       ----------       ----------       --------        --------

TOTAL                  $1,279,072       $1,404,749       $1,696.5        $1,863.2

BUCKEYE CABLE VALUATION
- --------------------------------------------------------------------------------
Breakup Value By System - Stand Alone Value  - Public

           1995 STATISTICS ($ IN THOUSANDS, EXCEPT FOR PER SUB VALUES)

                                       Employee      Programming      Other       Operating
    Cluster             Revenues  -     Costs    -      Costs     -   Costs   =   Cash Flow         Multiples
- -----------------       --------       --------      -----------      -----       ---------       -------------


Sacramento, CA          $ 94,938       $14,831         $26,978       $15,833       $ 37,295         8.5x - 9.0x

Chattanooga, TN           41,419         5,756          10,304         6,785         18,574         8.5x - 9.0x

Knoxville, TN             39,675         5,059           8,890         6,750         18,976         8.5x - 9.0x

Mid Tennessee             11,969         1,402           2,389         1,953          6,225         7.0x - 7.5x

Atlanta, GA               25,991         3,947           5,876         5,290         10,878         8.0x - 8.5x

Bluefield, WV             16,563         2,932           3,828         3,023          6,779         7.0x - 7.5x

Lake County, FL           17,035         2,628           3,458         2,924          8,025         8.0x - 8.5x

Rome, GA                  17,023         2,801           3,722         2,911          7,588         8.0x - 8.5x

Elizabethtown, KY         12,661         1,855           2,846         2,480          5,481         7.0x - 7.5x

Longmont, CO              13,316         2,030           3,529         1,903          5,854         8.0x - 8.5x
                        --------       -------         -------       -------       --------

TOTAL                   $290,590       $43,241         $71,821       $49,851       $125,677         8.2X -8.7X

                               Stand Alone                     Stand Alone
    Cluster                       Value                    Value Per Subscriber
- -----------------      ---------------------------       ------------------------


Sacramento, CA         $  317,011   -   $  335,659       $1,388.8   -   $1,470.5

Chattanooga, TN           157,880   -      167,167        1,411.8   -    1,494.9

Knoxville, TN             161,296   -      170,784        1,510.8   -    1,599.7

Mid Tennessee              43,577   -       46,690        1,353.7        1,450.4

Atlanta, GA                87,028   -       92,467        1,195.5   -    1,270.2

Bluefield, WV              47,456   -       50,846          868.3   -      930.4

Lake County, FL            64,201   -       68,213        1,243.4   -    1,321.2

Rome, GA                   60,707   -       64,501        1,250.6   -    1,328.7

Elizabethtown, KY          38,364   -       41,105          902.4   -      966.8

Longmont, CO               46,835   -       49,762        1,266.9   -    1,346.0
                       ----------       ----------       --------       --------

TOTAL                  $1,024,356       $1,087,194       $1,358.6       $1,442.0

BUCKEYE CABLE VALUATION
- --------------------------------------------------------------------------------
Adjusted Market Capitalization/Cable EBITDA

Bar Chart

                                  1995E OCF Multiple    1996 E OCF Multiple
Cablevision Systems Corp.               10.5x                   9.6x
TCA Cable TV, Inc.                      9.7x                    8.1x
Tele-Communications, Inc.               9.5x                    8.2x
Cox Cable Communications                9.4x                    8.3x
Century Communications Corp.            9.3x                    8.4x
Adelphia Communications Corp.           8.6x                    7.8x
Falcon Cable Systems Corp.              8.6x                    7.9x
Jones Intercable, Inc.                  8.4x                    7.6x
Comcast Corp.                           7.5x                    6.7x
Time Warner Inc.                        7.4x                    6.7x



Adjusted Market Capitalization = Market capitalization - Public Market Value of Non Cable Assets - Public Market Value of Non-consolidated Cable Assets. TCI and Comcast reflect adjustments to public comparables.




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                                       20

- --------------------------------------------------------------------------------

                         OVERVIEW OF PATRIOT AND LIBERTY

- --------------------------------------------------------------------------------

COMPARISON OF FINAL BIDDERS
_______________________________________________________________________

Summary Investment Profile


                                Frontier        Liberty         Patriot
                                --------        -------         -------
Valuation                        1/2             H               H

Liquidity                         H             3/4             1/4

Diversified Business Mix         1/2            3/4             1/4

Credit Quality                    H             3/4             1/2

Insider Holdings                  H             1/4              H

Potential for Second
  M&A Premium                     L             1/4             3/4

Quality of Operations            1/2            3/4              H

Size/Economies-of-Scale           H             1/2             1/2

Cash Flow Growth Potential       3/4             H              1/2

Potential from Current and
  New Investments                3/4             H              3/4

Telephony Strategy                H              H              1/2



Shaded Bullets Describing Highs & Lows:
 H  = High; fully Shaded bullet
3/4 = 3/4 Shaded bullet
1/2 = 1/2 Shaded bullet
1/4 = 1/4 Shaded bullet
 L  = Low; no Shaded bullet


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                                       21

LIBERTY
- -------------------------------------------------------------------------------
Diverse Communications Business Mix: Overview of Business Segments


                   Liberty
                 Corporation

- -  Consolidated 1995E OCF:   $1.0 billion
Market Value of Equity:        $5,219.0
Minority Interest:(a)             764.0
Total Debt:(a)                  5,997.7
Cash & Equivalents:(a)           (686.7)
                             ----------
Market Capitalization:        $11,294.0


      Domestic Cable                          Electronic Retailing
      Communications

- -  1995E Revenues: $1.430                  -  1995E Revenues: $1.53
   billion                                    billion
- -  1995E OCF: $710 million                 -  1995E OCF: $230 million
- -  3.3 million basic subscribers           -  QVC: 57.45% interest;
- -  Includes purchase of                       acquired in 1995
   Maclean Hunter's 550,000
   U.S. subscribers
- -  Garden State Cable: 50%
   interest



        Cellular                        Other Ventures
      Communications

- -  1995E Revenues: $385         -  1995E OCF: ($60) million
   million                      -  Teleport: 20% interest
- -  1995E OCF: $150 million      -  PrimeStar: 11% interest
- -  System covers 7.5 million    -  Programming and other
   POPs                            minority stakes
                                -  Sprint Telecommunications
                                   Venture: 15% interest in joint
                                   venture with TCI, Cox, and
                                   Sprint to offer domestic,
                                   local, long distance, wired &
                                   wireless telephone services
                                -  UK Cable Partners Limited:
                                   31% interest



- ----------------
(a) All balance sheet data as of June 30, 1995. 1995 year-end estimates are from Jessica Reif, Merrill Lynch Equity Research. Total Debt reflects conversion of certain issues.

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                                       22

LIBERTY
- --------------------------------------------------------------------------------
Liberty Price Performance Versus Selected Cable Comparables (10/7/94 - 10/24/95)

Line graph depicting the performance of Liberty, the S&P 400 and a U.S. Cable Index(1) from October 7, 1994 through October 24, 1995.


(1) U.S. Cable Index includes: Cablevision Systems, Jones Intercable, Tele-Communications, Cox Communications and Time Warner.

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                                       23

LIBERTY
- -------------------------------------------------------------------------------
Preliminary Status Quo Public and Private Valuation


Pie Charts

PUBLIC % CONTRIBUTION TO TOTAL ASSET VALUE

Domestic Cable Television:      56.3%; $7.4 billion
Cellular:                       16.8%; $2.2 billion
QVC:                            24.0%; $3.2 billion
Other(1):                       2.9%; $0.4 billion



                  Public
          Aggregate Asset Value
     $12.2 billion - $13.6 billion

Midpoint Equity Value: $24.40 per share






PRIVATE % CONTRIBUTION TO TOTAL ASSET VALUE

Domestic Cable Television:      59.9%; $9.3 billion
Cellular:                       15.7%; $2.4 billion
QVC:                            22.2%; $3.4 billion
Other (1):                      2.4%; $0.3 billion



                  Private
          Aggregate Asset Value
     $14.0 billion - $16.6 billion

Midpoint Equity Value: $32.85 per share




Note: (1) Among other interests, includes DBS investment net of corporate overhead.


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                                       24

LIBERTY
- --------------------------------------------------------------------------------
Preliminary Summary Public Market Valuation



           In Millions
           Fully Diluted Shares Outstanding                   280.2
           Stock Price as of October 24, 1995 (1)         $   18.63
                                                          ---------
           Market Value of Equity                         $ 5,219.0

           Plus: Long Term Debt and Other Claims          $ 6,761.7
           Less: Cash and Equivalents                        (686.7)
                                                          ---------
           Total Market Capitalization                    $11,294.0

           Less: Cellular Operations (@ 12x EBITDA)       $(2,220.0)
           Less: QVC (@11x EBITDA)                         (3,080.0)
           Less: Other Investments                           (933.5)
           Less: Corporate Expenses (@ 7x)                    280.0
                                                          ---------
           Adjusted Cable Market Capitalization           $ 5,340.4

           1995E Cable EBITDA                             $   710.0
           1996E Cable EBITDA                                 795.2

           Adjusted Cable Market Capitalization/
           1995E Cable EBITDA                                  7.5x

           Adjusted Cable Market Capitalization/
           1996E Cable EBITDA                                  6.7x



           Note:  (1) Weighted stock price to reflect prices for different classes of stock.

LIBERTY
- --------------------------------------------------------------------------------
Pro Forma Capitalization Table - June 30, 1995 ($ in thousands)


Liberty Debt
   Senior Debt                         2,990,328
   10.25% Senior Sub.                    125,000
   10.625% Senior Sub.                   300,000
   9.5% Senior Sub.                      200,000
   9.375% Senior Sub.                    250,000
   5.5% Convert. Sub.                    250,000
   0.0% Convert. Sub.                      5,000
   1.125% Disc. Convert. Sub.            329,900
   Secured Part. Notes                   402,000
   10% Sub. Debentures                   122,900
   Other Debt                            535,100
                                      ----------
                                       5,510,228
Maclean Hunter Debt                      715,000
QVC Debt                               1,006,300
                                      ----------

   Total Debt                         $7,231,528


Minority Interest (2)                    710,679

                                                 Votes/
                                                 Share     Dividend(1)    Yield
                                                 ------    -----------    -----

Shareholders Equity (3)
   Common Stock- Special             244,937        0         0.0933       0.49%
   Common Stock-Class A               39,075        1         0.0933       0.51%
   Common Stock-Class B                8,786       15         0.0933
   Additional Paid-in Capital      1,879,525
   Retained Earnings              (1,868,738)
   Unrealizable Gains                  6,283
      On Marketable Securities
   Cumulative Translation            (14,368)



Total Stockholders' Equity          $295,500


                                 -----------
Total Capitalization             $ 8,237,707
                                 ===========

(1) As adjusted for Liberty's three-for-two stock split effective February 2, 1994.

(2) Includes the CalPERS investment in Maclean Hunter.

(3) Pro forma for Buckeye Cable Transaction and $500 million share repurchase.

PATRIOT
- --------------------------------------------------------------------------------
Diverse Communications Business Mix: Overview of Business Segments



Patriot
- -------
Market Value of Equity(a):      $3,432.4
Total Debt(b):                   5,304.6
Cash & Equivalents(b):             (10.0)
                                --------
Market Capitalization(b):       $8,727.0


Domestic Cable
- --------------
* 4.1 million basic subscribers
* Includes purchase of Providence Journal's 773,486 subscribers
* Insight Communications: 34% interest


International Cable Operations
- ------------------------------
* Argentina - Fintelco: 50% interest
* Singapore - CableVision: 25% interest
* Japan - CT Telecom
* Australia - Optus Vision: 46.5% interest


Strategic Investments
- ---------------------
* Teleport: 20% interest
* PrimeStar: 10.4% interest


Programming
- -----------
* Other minority stakes
* Golf Channel 20%
* Turner
* HSN
* E! Entertainment: 10.4% interest
* New England Cable News: 50%


(a) Midpoint of public market value range from break-up analysis.
(b) All balance sheet data as of June 30, 1995.

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                                       27

PATRIOT
- --------------------------------------------------------------------------------
Preliminary Status Quo Public and Private Valuation


                   PUBLIC % CONTRIBUTION TO TOTAL ASSET VALUE


                                  [PIE CHART]


Domestic Minority Cable Investments             0.5%            $47 million
Programming Investments                         3.0%            $0.3 billion
Strategic Investments (Teleport, PrimeStar)     2.7%            $0.2 billion
International Investments                       4.5%            $0.4 billion
Domestic Cable Television                      89.4%            $7.8 billion


                                     Public
                             Aggregate Asset Value
                          $8.4 billion - $9.0 billion

                             Midpoint Equity Value:
                       Assuming No IPO: $19.03 per share
                         Assuming IPO: $18.77 per share




                  PRIVATE % CONTRIBUTION TO TOTAL ASSET VALUE


                                  [PIE CHART]

Programming Investments                         3.1%            $0.3 billion
Strategic Investments                           3.0%            $0.3 billion
International Investments                       4.6%            $0.5 billion
Domestic Minority Cable Investments             0.7%            $0.1 billion
Domestic Cable Television                      88.6%            $9.3 billion



                                    Private
                             Aggregate Asset Value
                          $9.5 billion - $11.4 billion

                             Midpoint Equity Value:
                       Assuming No IPO: $28.60 per share
                         Assuming IPO: $27.47 per share


Note: $19.40 per share public market price agreed upon in Providence journal merger.

[MERRILL LYNCH LOGO]

PATRIOT
- --------------------------------------------------------------------------------
Preliminary Summary Public Market Valuation

           In Millions
           Fully Diluted Shares Outstanding                           180.3
           Stock Price as of October 24, 1995 (1)                  $  19.03
                                                                   --------
           Market Value of Equity                                  $3,432.4

           Plus: Long Term Debt and Other Claims                   $5,304.6
           Less: Cash and Equivalents                                 (10.0)
                                                                   --------
           Total Market Capitalization                             $8,727.0

           Less: Domestic Minority Cable Investments               $  (37.1)
           Less: International Investments                           (386.4)
           Less: Strategic Investments (Teleport, PrimeStar)         (235.6)
           Less: Programming Investments                             (254.3)
           Less: National Cable Communications                        (12.4)
                                                                   --------
           Adjusted Cable Market Capitalization                    $7,801.2

           1995E Cable EBITDA                                         717.0
           1996E Cable EBITDA                                         843.4

           Adjusted Cable Market Capitalization/
           1995E Cable EBITDA                                        10.9x

           Adjusted Cable Market Capitalization/
           1996E Cable EBITDA                                         9.3x

           Note:  (1) Midpoint of Public Market Valuation

PATRIOT
- --------------------------------------------------------------------------------
Pro Forma Capitalization Table - June 30, 1995 ($ in thousands) (1)




Patriot Debt
    8.5% Senior Notes                                $   200,000
    8.625% Senior Notes                                  100,000
    8.875% Senior Notes                                  275,000
    9% Senior Debentures                                 300,000
    9.5% Senior Debentures                               525,000
    1994 Credit Facility                               1,824,890
    1995 Credit Facility                               1,032,000
    Prudential Notes                                     138,250
                                                     -----------
    Total Senior Debt                                $ 4,395,140


    10.625% Senior Sub. Notes                        $   100,000
    11% Senior Sub. Debentures                           300,000
    Senior Sub Floating Rate Debs                        100,000
    Other Debt (Net of IPO Proceeds)                    (258,889)
                                                     -----------
Total Debt                                           $ 4,636,251

Redeemable Common Stock                                  242,721

Minority Interest                                          3,798



                                                                  Votes/
Shareholders' Equity                                              Share
                                                                  ------
    Series A Convertible Pfd. (2)       $        11                 15
    Class A Common Stock (3)                  1,449                  1
    Class B Common Stock                        926                 15
    Additional Paid-In Capital            3,169,848
    Unearned Compensation                   (51,708)
    Net Unrealized Holding
      Gain on Marketable Secs                49,104
    Retained Earnings (Deficit)          (2,340,718)
    Total Shareholders' Equity          $   828,913
                                        -----------

    Total Capitalization                $ 5,711,683
                                        ===========



(1) Pro Forma for the merger with Providence Journal.
(2) Liquidation Preference of $507,123.
(3) Also pro forma for the Buckeye Cable Transaction and a $300 million IPO.

- --------------------------------------------------------------------------------

                        PRO FORMA ANALYSIS OF NEW BUCKEYE

- --------------------------------------------------------------------------------

ANALYSIS OF SELECTED TRANSACTION
- --------------------------------------------------------------------------------
Transaction Structure




[Chart - Pre-Transaction]

The chart is a box diagram that shows Buckeye Shareholders owning 100% of Buckeye which in turn owns a box labeled All Businesses.


[Chart - Post Transaction]

The chart is a box diagram that shows Buckeye Shareholders owning 100% of New Buckeye which holds the Newspapers, Broadcasting and Entertainment Businesses. Buckeye Shareholders are shown owning 20% (1) of a box labeled Buckeye Cable and Cable Acquiror's Businesses and a box labeled Cable Acquiror Shareholders is shown owning the remaining 80%(1).

Note: (1) for illustration purposes only.


[MERRILL LYNCH LOGO]

ANALYSIS OF SELECTED TRANSACTION
- --------------------------------------------------------------------------------
Potential Value to Buckeye's Shareholders




- --------------------------------------------------------------------------------

                           SEGMENT VALUATION APPROACH

- --------------------------------------------------------------------------------

                                                                VALUE PER SHARE
                                                                LOW        HIGH
                                                                ---        ----
Public Market Value of New Buckeye (a)                        $22.75      $29.37

Value of Cable Transaction (b)                                 20.02       20.02

- --------------------------------------------------------------------------------
Total Value to Buckeye's Shareholders                         $42.77      $49.39
- --------------------------------------------------------------------------------

Current Market Price                                          $34.00      $34.00

Premium to Current Market Price                                25.8%       45.3%

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                       PRICE / EARNINGS MULTIPLE APPROACH

- --------------------------------------------------------------------------------

                                                             LOW          HIGH
                                                             ---          ----
1996E EPS of New Buckeye (a)                                 $1.39        $1.39

Price / Earnings Multiple                                    14.5x        17.0x

Public Market Value of New Buckeye (a)                      $20.16       $23.63

Value of Cable Transaction (b)                               20.02        20.02

- --------------------------------------------------------------------------------
Total Value to Buckeye Shareholders                         $40.17       $43.65
- --------------------------------------------------------------------------------

Current Market Price                                        $34.00       $34.00

Premium to Current Market Price                              18.2%        28.4%

- --------------------------------------------------------------------------------


- ------------------------------

Note: (a) New Buckeye is comprised of the Newspapers, Broadcast and
          Entertainment segments.

      (b) Value of Cable Transaction is based on the Adjusted Transaction Value.

PRO FORMA ANALYSIS OF NEW BUCKEYE
- --------------------------------------------------------------------------------
Pro Forma Valuation Analysis


                            The E.W. Scripps Company
                       Contribution of Reporting Segments



Pie Charts

Public Market Value:
        Newspapers:     48%
        Broadcasting:   47%
        Entertainment:  5%

Private Market Value:
        Newspapers:     56%
        Broadcasting:   40%
        Entertainment   4%

1995E Revenues:
        Newspapers:     62%
        Broadcasting:   28%
        Entertainment:  9%

1995E EBITDA:
        Newspapers:     59%
        Broadcasting:   41%



                                Value per Share


                            Public                 Private
                         Low     High            Low     High
                        ------  ------          ------  ------
Newspapers              $11.65  $14.83          $20.12  $24.36
Broadcasting             11.46   14.33           14.33   17.20
Entertainment             1.12    1.50            1.51    1.94
Debt, Cash and Other     (1.48)  (1.29)          (1.48)  (1.29)
                        ------  ------          ------  ------
Value per Share         $22.75  $29.37          $34.48  $42.21
Current Share Price:         $34.00







[MERRILL LYNCH LOGO]

PRO FORMA ANALYSIS OF NEW BUCKEYE
- --------------------------------------------------------------------------------
EPS and EPS Growth Impact Analysis

                                                                  Compound
                                                1996    2000    Annual Growth
                                                ----    ----    -------------
Estimated E.P.S. before Cable Transaction       1.99    3.75         17.2%
Estimated E.P.S. after Cable Transaction        1.39    2.49         15.7%

  % Dilution/Difference                        (30.2%) (33.6%)        1.5%


PRO FORMA ANALYSIS OF NEW BUCKEYE
- --------------------------------------------------------------------------------
Illustrative Pro Forma Analysis of Spin-Off/Merger
($ in Millions)



                                   As of September 30, 1995                         Nine Months Ended September 30, 1995
                     ---------------------------------------------------------      ------------------------------------
                                                           EQUITY                             AFTER-TAX EARNINGS
                                                -------------------------------     ------------------------------------
                                                               NEW       MERGED                      NEW         MERGED
                     ASSETS     LIABILITIES     COMBINED     BUCKEYE     ASSETS     COMBINED       BUCKEYE       ASSETS
                     ------     -----------     --------     -------     ------     --------       -------       ------
Newspapers          $  605.5     $(122.9)      $  482.6       $482.6     $   --       $ 48.7        $ 48.7         $  --
Broadcasting           535.1      (126.9)         408.2        408.2         --         33.3          33.3            --
Cable                  411.6      (119.3)         292.3           --      292.3         26.1            --          26.1
Entertainment           75.0       (24.4)          50.6         50.6         --         (4.6)         (4.6)           --
Corporate              153.9      (226.5)         (72.6)       (72.6)        --        (10.6)        (10.6)           --
                     -------     -------       --------       ------     ------       ------        ------         -----
        TOTAL       $1,781.1     $(620.0)      $1,161.1       $868.8     $292.3       $ 92.9        $ 66.8         $26.1
                    ========     =======       ========       ======     ======       ======        ======         =====

Debt/Total Book Capitalization                       12%          17%         0%
Debt/Equity                                          11%          14%         0%

Earnings per Share                                                                    $ 1.22        $ 0.88
Earnings per Share % Pickup/(Dilution)                                                                 -28%


PRO FORMA ANALYSIS OF NEW BUCKEYE
- --------------------------------------------------------------------------------
1996E Revenue Composition for Selected Newspaper Publishers
($ in millions)

Bar Graphs

                     Newspapers      Professional/   Information    Broadcasting        Cable           Other
                                     Consumer        Services
                                     Publishing
New York Times          89.8%            6.4%                            3.8%
  ($2,552)

Knight Ridder           80.0%                           20.0%
  ($2,894)

Gannett Co.(a)          73.9%                                           13.1%            3.7%            9.3%
  ($4,838)

New Buckeye             61.4%                                           28.4%                           10.2%
  ($1,119)

Tribune Company         59.1%                                           36.0%                            4.9%
  ($2,396)

Times Mirror            58.7%           41.3%
  ($3,508)

Dow Jones               58.1%                           41.9%
  ($2,400)

A. H. Belo              55.4%                                           44.6%
  ($795)

Media General           49.6%                                           28.5%                           21.9%
  ($732)

Washington Post         42.5%           20.6%                           17.7%           11.5%            7.7%
  ($1,798)


(a) Pro Forma for Multimedia acquisition




[MERRILL LYNCH LOGO]

PRO FORMA ANALYSIS OF NEW BUCKEYE
- ------------------------------------------------------------------------
1996E EBITDA Composition for Selected Newspaper Publishers
($ in millions)

Bar Graphs

                     Newspapers       Professional/   Information     Broadcasting      Cable           Other
                                      Consumer        Services
                                      Publishing
New York Times          84.6%            7.8%                            7.6%
  ($435.0)

Knight Ridder           83.6%                           16.4%
  ($485.0)

Gannett Co.(a)          66.2%                                           20.4%            7.2%            6.2%
  ($1,325.6)

Times Mirror            59.9%           40.1%
  ($531.6)

Tribune Company         58.1%                                           38.4%                            3.5%
  ($570.8)

New Buckeye             57.1%                                           42.9%
  ($303.0)

Media General           45.3%                                           40.7%                           14.0%
  ($150.0)

A. H. Belo              37.8%                                           62.2%
  ($229.6)

Dow Jones               37.0%                           63.0%
  ($602.0)

Washington Post         32.1%            5.1%                           38.8%           24.0%
  ($400.0)

Note: (a) Pro Forma for Multimedia acquisition.



[MERRILL LYNCH LOGO]

PRO FORMA ANALYSIS OF NEW BUCKEYE
- --------------------------------------------------------------------------------
Analysis of Selected Comparable Newspaper/Broadcasting Companies


                     1996E Revenue Contribution      1996E EBITDA Contribution                      Multiples
                   ------------------------------  ------------------------------  --------------------------------------------
Company            Newspaper  Broadcasting  Other  Newspaper  Broadcasting  Other  1995 P/E  1996 P/E  P/E Growth  5 Yr. Growth
- -------            ---------  ------------  -----  ---------  ------------  -----  --------  --------  ----------  ------------
A.H. Belo            55.4%        44.6%      0.0%     40.9%     62.2%       -3.1%    19.5x     16.6x      1.18         14.0%

Gannett              73.9%        13.1%     13.0%     66.2%     20.4%       13.4%    15.9x     14.7x      1.34         11.0%

Media General        49.6%        28.5%     21.9%     45.3%     40.7%       14.0%    16.8x     14.3x      0.95         15.0%

New York Times       89.8%         3.8%      6.4%     84.6%      7.8%        7.6%    22.2x     19.5x      1.30         15.0%

Washington Post      42.5%        17.7%     39.8%     32.1%     38.8%       29.2%    18.2x     16.8x      1.53         11.0%

Tribune              59.1%        36.0%      4.9%     58.1%     38.4%        3.5%    17.5x     16.1x      1.15         14.0%

    High             89.8%        44.6%     39.8%     84.6%     62.2%       29.2%    22.2x     19.5x      1.53         15.0%
    Mean             61.7%        24.0%     14.3%     54.5%     34.7%       10.8%    18.4x     16.3x      1.24         13.3%
    Median           57.3%        23.1%      9.7%     51.7%     38.6%       10.5%    17.9x     16.3x      1.24         14.0%
    Low              42.5%         3.8%      0.0%     32.1%      7.8%       -3.1%    15.9x     14.3x      0.95         11.0%

New Buckeye
  Statistics         61.4%        28.4%     10.2%     57.1%     42.9%        0.0%

Implied Values

    High                                                                                      $27.11
    Mean                                                                                       22.70
    Median                                                                                     22.72
    Low                                                                                        19.88

PRO FORMA ANALYSIS OF NEW BUCKEYE
- ----------------------------------------------------------------
Analysis of Selected Comparable Newspaper/Broadcasting Companies:
Capital Structural/Dividend Policy
($ in Millions)


                                  Debt/          Interest       Credit          Payout        Dividend
 Company               Debt    Market Cap.     Coverage(a)     Rating           Ratio          Yield
 ----------          --------  -----------    -------------   --------      ------------   ------------
A.H. Belo               $499      27.2%            5.9x           NR            17.3%           0.9%

Gannett(a)            $2,908      27.3%            5.9x          AA3            39.9%           2.5%

Media General           $173      17.5%            5.8x           NR            25.9%           1.5%

New York Times          $559      16.4%            7.8x           A1            24.5%           1.9%

Washington Post         $ 50       1.5%           54.1x          AA3            25.0%           1.5%

Tribune                 $497      11.2%           22.8x           A1            30.9%           1.8%

   High               $2,908      27.3%           54.1x                         39.9%           2.5%
   Mean                  781      16.9%           17.1x                         27.2%           1.7%
   Median                498      16.9%            6.9x                         25.4%           1.7%
   Low                    50       1.5%            5.8x                         17.3%           0.9%

New Buckeye               $0       0.0%            NM                           37.5%           1.7%


(a) Pro forma for Multimedia acquisition
(b) EBIT/Interest expense

- --------------------------------------------------------------------------------

                     COMPARISON OF SELECTED CABLE COMPANIES

- --------------------------------------------------------------------------------

COMPARISON OF SELECTED CABLE COMPANIES
- --------------------------------------------------------------------------------




CHART 1: RUN RATE OCF MARGIN

ADLAC   53.8%
CMCSK   50.4%
CTY     46.0%
CVC     45.4%
TCI     42.2%
CCBLV   40.9%
COX     38.3%



CHART 2: PENETRATION

ADLAC   73.4%
COX     64.4%
CTY     61.5%
TCI     60.4%
CMCSK   60.2%
CVC     58.1%
CCBLV   58.0%



CHART 3: AVERAGE MONTHLY REV/SUBSCRIBER

CVC     $41.58
CCBLV   $35.79
COX     $34.56
CMCSK   $34.25
ADLAC   $32.67
TCI     $32.34
CTY     $29.80


CHART 4: ANNUAL OCF/SUBSCRIBER

CVC     $227
ADLAC   $211
CMCSK   $207
CCBLV   $176
CTY     $165
TCI     $164
COX     $159

[MERRILL LYNCH LOGO]

COMPARISON OF SELECTED CABLE COMPANIES
- --------------------------------------------------------------------------------
Credit Statistics

CHART 1: TOTAL NET DEBT/RUN RATE OCF

ADLAC           10.02x
CTY             7.94x
CCBLV           7.02x
TCI             5.98x
CMCSK           5.85x
CVC             5.68x
COX             4.65x
TWX             3.89x


CHART 2: RUN RATE OCF/TOTAL INTEREST EXPENSE

COX             3.35x
TWX             3.11x
TCI             2.02x
CMCSK           1.98x
CVC             1.93x
CCBLV           1.71x
CTY             1.32x
ADLAC           1.00x


CHART 3: RUN RATE OCF/CASH INTEREST EXPENSE

COX             3.35x
TWX             3.33x
CMCSK           2.22x
TCI             2.02x
CVC             1.93x
CCBLV           1.71x
CTY             1.49x
ADLAC           1.07x


CHART 4: (RUN RATE OCF - CAP EX)/TOTAL INTEREST EXPENSE

TWX             1.86x
CMCSK           1.00x
CCBLV           0.85x
COX             0.68x
CTY             0.60x
TCI             0.59x
ADLAC           0.51x
CVC             0.36x



[MERRILL LYNCH LOGO]

COMPARISON OF SELECTED CABLE COMPANIES
- --------------------------------------------------------------------------------
Credit Ratings (Moody's/S&P)


        Senior          Subordinated    S&P Outlook
COX     Baa2/A-         --              Stable
TCI     Baa3/BBB-       Ba2/NR          Stable
TWX     Ba1/BBB-        Ba3/BB+         Negative Watch
CCBLV   Ba2/BB+         B1/BB-          Stable
CMCSK   NR/BB           B1/B+           Stable
CTY     Ba3/BB-         B2/B+           Stable
CVC     NR/BB-          B3/B            Stable
ADLAC   B3/B            --              Developing





[MERRILL LYNCH LOGO]